UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
_________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2015
________________________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-33278	20-5961564

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Address of principal executive offices:	5200 Great America Parkway, Santa Clara, CA 95054
Registrant’s telephone number, including area code:	(408) 567- 7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURE

Item 5.07	Submission of Matters to a Vote of Security Holders.
VOTING RESULTS OF 2015 ANNUAL MEETING OF STOCKHOLDERS
The 2015 Annual Meeting of Stockholders of the Company was held on November 13, 2015. For more information about the proposals set forth below, please see the Company's definitive Proxy Statement filed with the SEC on September 30, 2015. A total of 56,039,688 (or approximately 88.53%) of the Company's shares issued, outstanding and entitled to vote at the 2015 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2015 Annual Meeting of Stockholders.
(1) Proposal 1 - Election of Directors: Election of seven nominees to the Company's Board of Directors for a one-year term expiring at the 2016 Annual Meeting of Stockholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
William A. Hasler	21,919,945	5,720,413	16,290,571	12,108,759
James R. Henderson	39,367,843	4,055,364	507,722	12,108,759
John Mutch	39,430,283	3,998,073	502,573	12,108,759
Michael A. Pangia	37,879,904	5,530,922	520,103	12,108,759
Robert G. Pearse	41,481,170	1,944,143	505,616	12,108,759
John J. Quicke	39,383,599	4,045,779	501,551	12,108,759
Dr. James C. Stoffel	37,902,674	5,503,929	524,326	12,108,759
Each nominee was elected by the Company's stockholders, as recommended by the Company's Board of Directors.
(2) Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm: Ratification of the Audit Committee's appointment of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal year 2016:

•	For: 52,752,295

•	Against: 2,578,382

•	Abstain: 709,011
Proposal 2 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.
(3) Proposal 3 - Advisory vote on executive compensation. Approval of the advisory vote on executive compensation:

•	For: 38,027,111

•	Against: 5,704,628

•	Abstain: 199,190

•	Broker Non-Votes: 12,108,759
Proposal 3 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.
(4) Proposal 4 - Approval of an increase in the number of shares of common stock authorized for issuance under the Company’s Amended and Restated 2007 Stock Equity Plan:

•	For: 36,589,885

•	Against: 7,170,989

•	Abstain: 170,055

•	Broker Non-Votes: 12,108,759
Proposal 4 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: November 16, 2015	By:	/s/ Meena Elliott
		Name:	Meena Elliott
		Title:	Senior Vice President, Chief Legal and Administrative Officer, Corporate Secretary